UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2020
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UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Under Armour, Inc., a Maryland corporation (the “Company”), the Company’s stockholders approved an amendment to the Company’s charter to permit the Company’s stockholders to have the power to amend its Bylaws. As previously disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2020, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Bylaws to be effective concurrently with the acceptance for record of Articles of Amendment effecting this amendment to the Company’s charter with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Articles of Amendment were submitted to SDAT by the Company on May 29, 2020. Accordingly, upon such acceptance, Article VII, Section 7 of the Bylaws has been amended to provide that the stockholders, by the affirmative vote of a majority of the votes entitled to be cast on the matter and without any action by the Board, may alter, amend or repeal the Amended Bylaws. The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws attached hereto as Exhibit 3.01 and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 27, 2020. At the Annual Meeting, the stockholders voted on four proposals and cast their votes as described below. The record date for this meeting was March 6, 2020.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve on the Board until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The voting results were as follows:

Nominees	For	Withhold Authority To Vote	Broker Non-Votes
Kevin A. Plank	423,507,009	3,845,008	44,920,439
George W. Bodenheimer	423,721,048	3,630,969	44,920,439
Douglas E. Coltharp	423,159,735	4,192,282	44,920,439
Jerri L. DeVard	424,434,064	2,917,953	44,920,439
Mohamed A. El-Erian	426,143,550	1,208,467	44,920,439
Patrik Frisk	425,893,213	1,458,804	44,920,439
Karen W. Katz	425,285,084	2,066,933	44,920,439
Eric T. Olson	424,732,596	2,619,421	44,920,439
Harvey L. Sanders	421,974,579	5,377,438	44,920,439

Proposal 2

The stockholders approved the Company’s executive compensation, in a non-binding advisory vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
418,120,840	8,937,830	293,347	44,920,439

Proposal 3

The stockholders approved an amendment to the Company’s charter to permit the Board to provide stockholders with the right to amend the Company’s Bylaws to the extent permitted in the Bylaws. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
426,778,875	418,803	154,339	44,920,439

Proposal 4

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020. The voting results were as follows:

For	Against	Abstain
468,771,668	2,966,620	534,168

No other matters were submitted for stockholder action.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
3.01	Amended and Restated Bylaws of Under Armour, Inc. (effective May 29, 2020).
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: June 1, 2020	By:	/s/ JOHN P. STANTON
John P. Stanton
Executive Vice President, General Counsel & Secretary